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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 7, 2000
                                                           -----------


                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



Delaware                       1-11804             34-1730488
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(State or other           (Commission              (IRS Employer
jurisdiction of            File Number)             Identification No.)
incorporation)



                     One Geon Center, Avon Lake, Ohio           44012
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                    (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code   440-930-1001
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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Item 5. Other Events
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On May 7, 2000, The Geon Company (Geon), and M.A. Hanna Company (M.A. Hanna),
both of which are Delaware Corporations executed an Agreement and Plan of Consolidation (the Agreement) under which Geon, M.A. Hanna and a corporation to be formed under laws of the State of Ohio, will consolidate into a new Ohio Corporation (the Consolidation). Under the terms of the Agreement, upon the effectiveness of the Consolidation, each of the outstanding shares of common stock of Geon, other than those Geon shares owned by M.A. Hanna or any of M.A. Hanna's or Geon's subsidiaries, will be converted into the right to receive two fully paid and nonassessable shares of the new corporation resulting from the Consolidation. Also upon the effectiveness of Consolidation, each of the outstanding shares of common stock of M.A. Hanna, other than those owned by Geon or any of M.A. Hanna's or Geon's subsidiaries, will be converted into one fully paid and nonassessable share of the new corporation resulting from the Consolidation. Consummation of the transaction is subject to satisfaction or waiver by the parties of certain conditions, including receipt of regulatory approvals and approvals by the stockholders of M.A. Hanna and Geon.

Certain Information Regarding Participants
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Geon and certain other persons named below may be deemed to be participants in soliciting proxies of Geon stockholders to approve the Consolidation. The participants in this solicitation may include the directors of Geon (Thomas A. Waltermire, James K. Baker, Gale Duff-Bloom, J. Douglas Campbell, D. Larry Moore, R. Geoffrey Styles, Farah M. Walters) and the following executive officers of Geon: Denis L Belzile, Donald P. Knechtges, V. Lance Mitchell, Gregory L. Rutman, and W. David Wilson. As of the date of this Form 8-K, none of the above named individuals beneficially owns, individually or in aggregate, more than 2% of Geon common stock.


Item 7(c).     Financial Statements, Pro Forma Financial Information and
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               Exhibits
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Exhibit 2.1 Agreement and Plan of Consolidation dated as of May 7, 2000, by and between M.A. Hanna Company and the Geon Company.

Exhibit 99.1 Press Release of May 8, 2000


                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE GEON COMPANY


                                           By /s/ Gregory L. Rutman
                                             ---------------------------
                                             Secretary

Dated May 9, 2000